Exhibit 99.1

[Logo of Allegiant Bancorp, Inc.]

NEWS EDITOR: for further information on this
news release, please contact Shaun R. Hayes,
President and CEO or Jeffrey S. Schatz,
Executive VP and CFO/COO at (314) 692-8800.

For Immediate Release:

ALLEGIANT BANCORP, INC. REPORTS NET INCOME INCREASED 7% IN 2003

            ST. LOUIS, MO - January 21, 2004 - Allegiant Bancorp, Inc. (Nasdaq: ALLE; www.allegiantbank.com), the largest bank holding company exclusively serving the St. Louis, Missouri metropolitan area, today reported that its net income for 2003 totaled $22.9 million, an increase of 7% from the $21.4 million reported for the year ended December 31, 2002. Diluted earnings per share for the year were $1.32 compared to $1.33 in 2002. Diluted earnings per share in 2003 reflected the impact of 2.1 million shares of common stock issued in our secondary public stock offering in April 2003, partially offset by 974,150 shares of treasury stock acquired in connection with the divestiture of our former Ste. Genevieve bank in March 2003. Net income for the three months ended December 31, 2003 totaled $5.0 million compared to $5.7 million for the three months ended December 31, 2002. Diluted earnings per share for the fourth quarter of 2003 were $0.28 compared to $0.35 in the fourth quarter of 2002. Net income in the fourth quarter of 2003 was reduced by after tax merger-related expenses totaling approximately $568,000 or 3 cents per share.

            On November 20, 2003, we announced that we had entered into an Agreement and Plan of Merger with National City Corporation. Under the Merger Agreement and subject to its terms and conditions, Allegiant will be merged with and into National City, with National City being the surviving corporation. In connection with the merger, at the election of the holder, each outstanding share of our common stock will be converted into (1) $27.25 in cash, (2) 0.833 shares of National City common stock, or (3) a combination thereof, subject to reallocation if Allegiant's shareholders elect to receive more than 49% of the aggregate value of the merger consideration in cash. Allegiant currently anticipates the merger will close in late first quarter or early second quarter of 2004.

            Net interest income increased 5.2% for the year ended December 31, 2003 compared to 2002. This growth was attributable to a $164.9 million, or 8.1%, increase in average earning assets which primarily resulted from a $199.6 million, or 12.7%, increase in average loans, as loan growth in our market remained strong. As a result of the lower interest rate environment experienced in 2003, our net interest margin decreased slightly in 2003 to 3.10% compared to 3.19% in 2002. The net interest margin for the fourth quarter of 2003 improved to 3.14% from 3.12% for the third quarter this year and 3.05% for the fourth quarter of 2002. Contributing to this improvement was lower cost of funds resulting from maturing higher cost deposits, disciplined loan pricing and a reduction in the premium amortization from mortgage-related securities.

            Non-interest income for the twelve months ended December 31, 2003 totaled $26.9 million, representing an increase of 15.4% from $23.3 million in 2002. The growth in non-interest income was primarily attributable to a 17.7% increase in mortgage banking revenues as we reported record levels of loan originations, an increase of 74.1% in fee income from our wealth management business reflecting the acquisition of Allegiant Investment Counselors in the fourth quarter of 2002, coupled with an increase in securities gains of $1.1 million, or 24.7%. In addition, non-interest income in 2003 included gains of approximately $765,000 related to the sale of branch real estate and a favorable claim settlement from a prior acquisition. Non-interest income in 2002 included a $600,000 gain on the sale of a pool of mortgage loans acquired in the Southside acquisition in September 2001. Non-interest income in the fourth quarter of 2003 totaled $6.6 million, a decrease of $1.5 million from the fourth quarter of 2002, primarily due to a $1.4 million decrease in securities gains and lower mortgage banking revenues, partially offset by higher wealth management fees.

            Non-interest expense for the twelve months ended December 31, 2003 totaled $53.5 million, representing an increase of 12.2% from $47.7 million in 2002. The increased expenses in 2003 primarily reflected the ongoing expenses related to the acquisition of Allegiant Investment Counselors, increased professional fees associated with the roll-out of our Project 2004 profit improvement and cost containment initiative, increased insurance expense, increased foreclosed property costs and merger-related expenses associated with the pending merger with National City Corporation. In addition, non-interest expense for 2003 reflected increased expense associated with the Company's investment in a community reinvestment fund, higher commissions expense related to mortgage banking activities and a severance charge recognized in the first quarter of 2003. Foreclosed property costs increased $1.3 million in 2003 primarily due to write-downs and operating expenses related to two hotel properties. Merger-related expenses totaled $874,000 and consisted primarily of investment banking and other professional fees. Non-interest expense in the fourth quarter of 2003 totaled $14.4 million compared to $13.1 million in the fourth quarter of 2002. This increase was primarily related to the merger-related expenses. Our efficiency ratio was 56.2% for 2003 compared to 54.0% for 2002.

            At December 31, 2003, our assets totaled $2.5 billion, a 2.0% increase from December 31, 2002. Total loans increased to $1.8 billion, or 8.0%, reflecting the strong loan growth in our market. Deposits totaled $1.7 billion at December 31, 2003, a decrease of $59.5 million, or 3.4%, from December 31, 2002. The decrease in deposits was primarily due to the March 31, 2003 divestiture of our former Ste. Genevieve bank, which at the time of disposition reported deposits of approximately $93.9 million. The loan to deposit ratio was 107.7% at December 31, 2003 compared to 96.3% at December 31, 2002.

            At December 31, 2003, shareholders' equity totaled $198.6 million, an increase of 18.7% from December 31, 2002, reflecting the 2.1 million shares issued in connection with our April 2003 stock offering, partially offset by the cost of 974,150 shares of treasury stock re-acquired in connection with the divestiture of our former Ste. Genevieve bank. Net proceeds from the offering totaled $31.9 million.

            As of December 31, 2003, our ratio of non-performing assets to total assets was 0.79% compared to 0.68% at December 31, 2002. At December 31, 2003, our non-performing assets totaled $19.4 million compared to $16.3 million at December 31, 2002.

            Net charge-offs for 2003 were 0.42% of average loans outstanding compared to 0.51% of average loans outstanding for the year ended December 31, 2002. The allowance for loan losses totaled $19.7 million at December 31, 2003 compared to $19.6 million at December 31, 2002. The percentage of the allowance for loan losses to total loans was 1.07% at December 31, 2003 compared to 1.15% at December 31, 2002. The loan reserve coverage to non-performing loans was 109.6% at December 31, 2003 compared to 125.1% at December 31, 2002.

            The Board of Directors and management of Allegiant understand its responsibility to administer and maintain an adequate system of internal controls. These controls are designed to assist in maintaining a strong policy of corporate governance within the organization including accurate and timely financial reporting. Allegiant's records and systems are subject to external and internal audits with findings reported to the audit committee and the board. In addition, as a bank holding company, Allegiant and its subsidiary banks are subject to regular examinations by the Federal Reserve Board, the Federal Deposit Insurance Corporation and the Division of Finance of the State of Missouri.

            Allegiant Bancorp, Inc. is the largest publicly held bank holding company headquartered in the St. Louis, Missouri metropolitan area and the parent company of Allegiant Bank. Allegiant has 36 full-service banking locations, with at least one branch located within a 20-minute drive from all principal sectors of the St. Louis, Missouri metropolitan area. Allegiant focuses on providing banking services to small and mid-sized businesses and individuals by offering a full range of banking services, including mortgage banking, private banking, brokerage services, insurance products and wealth management and other fiduciary services in addition to traditional retail and commercial loan and deposit products.

            Certain statements in this release relating to present or future trends or factors affecting the banking industry and, specifically, the operations, markets and products of Allegiant Bancorp, Inc., may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Allegiant's actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties. Additional discussion of factors affecting Allegiant's business and prospects is contained in Allegiant's periodic and other filings with the Securities and Exchange Commission. Allegiant undertakes no obligation to report revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

Allegiant Bancorp, Inc.
Unaudited Financial Highlights
	4Q-03	4Q-02	% change	YTD 03	YTD 02	% change
Operating Results:	(Dollars in thousands except per share data)

  Interest income
  Interest expense

        Net interest income
  Provision for loan losses
  Service charges
  Mortgage banking revenue
  Wealth management fees
  Bank-owned life insurance
  Net gain on sale of securities
  Other non-interest income

        Total non-interest income
  Salaries and benefits
  Occupancy
  Equipment
  Amortization
  Foreclosed property costs
  Other non-interest expense

        Total non-interest expense

  Income before income taxes
  Provision for income taxes

        Net income

$    29,334
11,767
-------------
17,567
2,584
1,892
757
1,645
189
951
1,158
-------------
6,592
6,839
1,007
895
295
376
4,963
-------------
14,375
--------------
7,200
2,212
--------------
$       4,988
========

$    30,639
14,283
-------------
16,356
3,089
1,917
1,166
1,129
422
2,345
1,134
-------------
8,113
7,298
959
941
271
181
3,400
-------------
13,050
--------------
8,330
2,612
--------------
$        5,718
========

(4.3)% (17.6) 7.4 (16.3) (1.3) (35.1) 45.7 (55.2) (59.4) 2.1 (18.7) (6.3) 5.0 (4.9) 8.9 107.7 46.0 10.2 (13.6) (15.3) (12.8)%

$   118,081
49,833
-------------
68,248
8,274
7,148
5,410
4,705
1,829
5,329
2,480
-------------
26,901
26,335
4,362
3,398
1,041
2,489
15,840
-------------
53,465
--------------
33,410
10,550
--------------
$     22,860
========

$   123,205
58,307
-------------
64,898
8,599
7,048
4,595
2,702
1,908
4,272
2,796
-------------
23,321
25,389
3,862
3,338
1,083
1,236
12,763
-------------
47,671
--------------
31,949
10,552
--------------
$     21,397
========

(4.2)% (14.5) 5.2 (3.8) 1.4 17.7 74.1 (4.1) 24.7 (11.3) 15.4 3.7 12.9 1.8 (3.9) 101.4 24.1 12.2 4.6 - 6.8%
Profitability Measures: Basic earnings per share Diluted earnings per share Return on average assets Return on average equity Net interest margin Efficiency ratio	$ 0.28 $ 0.28 0.82% 10.00% 3.14% 59.50%	$ 0.36 $ 0.35 0.98% 13.71% 3.05% 53.33%	(22.2)% (20.0)%	$ 1.34 $ 1.32 0.95% 12.11% 3.10% 56.19%	$ 1.36 $ 1.33 0.96% 13.88% 3.19% 54.04%	(1.5)% (0.8)%

Balance Sheet Averages: Loans Investment securities Other earning assets Total earning assets Cash and due from banks Allowance for loan losses Intangible assets Other assets Total assets	$1,819,943 398,474 4,618 -------------- 2,223,035 53,604 (19,779) 54,927 126,330 -------------- $2,438,117 ========	$1,674,771 423,894 31,549 -------------- 2,130,214 41,772 (18,453) 58,380 118,016 -------------- $2,329,929 ========	8.7% (6.0) (85.4) 4.4 28.3 7.2 (5.9) 7.0 4.6%	$1,767,118 417,377 15,914 -------------- 2,200,409 48,619 (19,656) 55,240 119,519 -------------- $2,404,131 ========	$1,567,549 451,471 16,475 -------------- 2,035,495 39,283 (18,121) 56,730 118,459 -------------- $2,231,846 ========	12.7% (7.6) (3.4) 8.1 23.8 8.5 (2.6) 0.9 7.7%
Demand deposits Interest bearing deposits Borrowings Other liabilities Subordinated debentures Shareholders' equity Total liabilities and equity	$ 194,660 1,534,710 442,557 9,392 57,250 199,548 -------------- $2,438,117 ========	$ 194,464 1,522,340 373,949 15,110 57,250 166,816 -------------- $2,329,929 ========	0.1% 0.8 18.3 (37.8) - 19.6 4.6%	$ 196,604 1,543,144 405,045 13,319 57,250 188,769 -------------- $2,404,131 ========	$ 177,813 1,472,312 354,953 15,395 57,250 154,123 -------------- $2,231,846 ========	10.6% 4.8 14.1 (13.5) - 22.5 7.7%
Diluted shares outstanding (average)	17,817,032	16,453,642	8.3%	17,295,915	16,118,047	7.3%

	12/31/2003	12/31/2002	% change
	(Dollars in thousands except per share data)
YTD Changes in: Allowance for Loan Losses: Allowance-Beginning of period Charge-offs Recoveries Divested subsidiary balance Provision Allowance - End of period	$ 19,567 (8,916) 1,549 (756) 8,274 -------------- $ 19,718 ========	$ 18,905 (9,109) 1,172 - 8,599 -------------- $ 19,567 ========	3.5% (2.1) 32.2 - (3.8) 0.8%
Allowance for loan losses to total loans Net charge-offs to average loans (annualized) Allowance for loan losses to non-performing loans	1.07% 0.42% 109.58%	1.15% 0.51% 125.12%
Non-performing Assets: Past due 90 days or more Non-accrual Restructured Total non-performing loans Other real estate Total non-performing assets	$ 2,260 15,734 - -------------- 17,994 1,358 -------------- $ 19,352 ========	$ 2,337 12,938 364 -------------- 15,639 611 -------------- $ 16,250 ========	(3.3)% 21.6 - 15.1 122.3 19.1%
Non-performing loans to total loans Non-performing assets to total assets	0.98% 0.79%	0.92% 0.68%

Period End Balances:
  Commercial loans
  Construction loans
  1-4 Family mortgage loans
  Commercial real estate loans
  Consumer loans

    Total loans
  Investment securities
  Other earning assets
  Cash and due from banks
  Allowance for loan losses
  Intangible assets
  Other assets

    Total assets

	$ 283,790 320,235 327,942 832,134 75,362 -------------- $1,839,463 366,497 9,230 65,371 (19,718) 54,863 137,124 -------------- $2,452,830 ========	$ 314,703 277,018 352,136 695,821 63,231 -------------- $1,702,909 455,082 45,907 41,890 (19,567) 58,016 120,079 -------------- $2,404,316 ========	(9.8)% 15.6 (6.9) 19.6 19.2 8.0 (19.5) (79.9) 56.1 0.8 (5.4) 14.2 2.0%

  Demand deposits
  Money market and NOW accounts
  Savings deposits
  Certificates of deposit
  Certificates of deposit > $100K
  IRA certificates
  Brokered deposits

    Total deposits
  Borrowings
  Federal Home Loan advances
  Other liabilities
  Subordinated debentures
  Shareholders' equity

    Total liabilities and equity

	$ 193,450 407,928 207,270 549,192 180,431 75,099 95,186 -------------- $1,708,556 173,897 307,616 6,951 57,250 198,560 -------------- $2,452,830 ========	$ 215,529 408,261 228,397 570,915 202,086 82,600 60,244 -------------- $1,768,032 94,882 304,853 12,057 57,250 167,242 -------------- $2,404,316 ========	(10.2)% (0.1) (9.3) (3.8) (10.7) (9.1) 58.0 (3.4) 83.3 0.9 (42.3) - 18.7 2.0%

Shares outstanding	17,529,229	16,146,804	8.6%
Market capitalization	$ 491,695	$ 294,195	67.1%
Tangible book value per share	$ 8.20	$ 6.76	21.3%
Book value per share	$ 11.33	$ 10.36	9.4%
Closing market price per share	$ 28.05	$ 18.22	54.0%

Allegiant Bancorp, Inc.
Unaudited Financial Highlights
Quarterly Trends
	YTD-03	4Q-03	3Q-03	2Q-03	1Q-03	4Q-02
Operating Results:	(Dollars in thousands except per share data)

  Interest income
  Interest expense

        Net interest income
  Provision for loan losses
  Service charges
  Mortgage banking revenue
  Wealth management fees
  Bank-owned life insurance
  Net gain on sale of securities
  Other non-interest income

      Total non-interest income
  Salaries and benefits
  Occupancy
  Equipment
  Amortization
  Foreclosed property costs
  Other non-interest expense

      Total non-interest expense

  Income before income taxes
  Provision for income taxes

      Net income

$    118,081
49,833
-------------
68,248
8,274
7,148
5,410
4,705
1,829
5,329
2,480
--------------
26,901
26,335
4,362
3,398
1,041
2,489
15,840
--------------
53,465
--------------
33,410
10,550
--------------
$     22,860
========

$    29,334
11,767
-------------
17,567
2,584
1,892
757
1,645
189
951
1,158
--------------
6,592
6,839
1,007
895
295
376
4,963
--------------
14,375
--------------
7,200
2,212
--------------
$     4,988
========

$     29,407
11,990
-------------
17,417
2,355
1,822
1,504
1,069
552
1,296
389
--------------
6,632
5,949
1,173
895
239
1,092
3,262
--------------
12,610
-------------
9,084
2,844
--------------
$       6,240
========

$     29,499
12,575
-------------
16,924
1,675
1,728
1,534
1,039
445
1,359
550
--------------
6,655
6,421
1,047
821
228
720
3,757
--------------
12,994
--------------
8,910
2,831
-------------
$       6,079
========

$     29,841
13,501
-------------
16,340
1,660
1,706
1,615
952
643
1,723
383
--------------
7,022
7,126
1,135
787
279
301
3,858
-------------
13,486
--------------
8,216
2,663
--------------
$       5,553
========

$     30,639
14,283
-------------
16,356
3,089
1,917
1,166
1,129
422
2,345
1,134
--------------
8,113
7,298
959
941
271
181
3,400
--------------
13,050
--------------
8,330
2,612
--------------
$       5,718
========

Profitability measures: Basic earnings per share Diluted earnings per share Return on average assets Return on average equity Net interest margin Efficiency ratio	$ 1.34 $ 1.32 0.95% 12.11% 3.10% 56.19%	$ 0.28 $ 0.28 0.82% 10.00% 3.14% 59.50%	$ 0.36 $ 0.35 1.03% 12.91% 3.12% 52.43%	$ 0.36 $ 0.35 1.02% 12.72% 3.12% 55.11%	$ 0.34 $ 0.34 0.92% 13.10% 3.00% 57.73%	$ 0.36 $ 0.35 0.98% 13.71% 3.05% 53.33%
Balance Sheet Averages: Loans Investment securities Other earning assets Total earning assets Cash and due from banks Allowance for loan losses Intangible assets Other assets Total assets	$1,767,118 417,377 15,914 -------------- 2,200,409 48,619 (19,656) 55,240 119,519 -------------- $2,404,131 ========	$1,819,943 398,474 4,618 -------------- 2,223,035 53,604 (19,779) 54,927 126,330 -------------- $2,438,117 ========	$1,821,676 385,999 10,181 -------------- 2,217,856 64,679 (20,537) 54,235 117,562 -------------- $2,433,795 ========	$1,734,676 407,702 34,269 -------------- 2,176,647 47,920 (19,484) 54,015 115,712 -------------- $2,374,810 ========	$1,709,113 478,664 17,757 -------------- 2,205,534 45,892 (19,360) 57,947 118,896 -------------- $2,408,909 ========	$1,674,771 423,894 31,549 -------------- 2,130,214 41,772 (18,453) 58,380 118,016 -------------- $2,329,929 ========
Demand deposits Interest bearing deposits Borrowings Other liabilities Subordinated debentures Shareholders' equity Total liabilities and equity	$ 196,604 1,543,144 405,045 13,319 57,250 188,769 -------------- $2,404,131 ========	$ 194,660 1,534,710 442,557 9,392 57,250 199,548 -------------- $2,438,117 ========	$ 222,476 1,529,955 416,914 13,903 57,250 193,297 -------------- $2,433,795 ========	$ 210,241 1,512,216 389,364 14,538 57,250 191,201 -------------- $2,374,810 ========	$ 190,771 1,587,282 391,117 12,955 57,250 169,534 -------------- $2,408,909 ========	$ 194,464 1,522,340 373,949 15,110 57,250 166,816 -------------- $2,329,929 ========
Diluted shares outstanding (average)	17,295,915	17,817,032	17,848,729	17,378,810	16,509,453	16,453,642

Quarterly Trends
	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002
(Dollars in thousands except per share data)
Changes in Allowance for Loan Losses: Allowance-Beginning of period Charge-offs Recoveries Divested subsidiary balance Provision Allowance - End of period	$ 21,039 (4,833) 928 - 2,584 -------------- $ 19,718 ========	$ 20,016 (1,428) 96 - 2,355 -------------- $ 21,039 ========	$ 18,730 (622) 233 - 1,675 -------------- $ 20,016 ========	$ 19,567 (2,033) 292 (756) 1,660 -------------- $ 18,730 ========	$ 18,460 (2,059) 77 - 3,089 ------------- $ 19,567 ========
Allowance for loan losses to total loans Net charge-offs to average loans (annualized) Allowance for loan losses to non-performing loans	1.07% 0.86% 109.58%	1.17% 0.29% 127.52%	1.16% 0.09% 101.68%	1.13% 0.41% 139.29%	1.15% 0.47% 125.12%
Non-performing Assets: Past due 90 days or more Non-accrual Restructured Total non-performing loans Other real estate Total non-performing assets	$ 2,260 15,734 - -------------- 17,994 1,358 -------------- $ 19,352 ========	$ 2,057 14,442 - -------------- 16,499 1,144 -------------- $ 17,643 ========	$ 7,246 12,439 - -------------- 19,685 1,985 -------------- $ 21,670 ========	$ 1,994 11,453 - -------------- 13,447 - -------------- $ 13,447 ========	$ 2,337 12,938 364 -------------- 15,639 611 -------------- $ 16,250 ========
Non-performing loans to total loans Non-performing assets to total assets	0.98% 0.79%	0.91% 0.72%	1.14% 0.90%	0.81% 0.58%	0.92% 0.68%

Period End Balances:
  Commercial loans
  Construction loans
  1-4 Family mortgage loans
  Commercial real estate loans
  Consumer loans

    Total loans
  Investment securities
  Other earning assets
  Cash and due from banks
  Allowance for loan losses
  Intangible assets
  Other assets

    Total assets

	$ 283,790 320,235 327,942 832,134 75,362 -------------- 1,839,463 366,497 9,230 65,371 (19,718) 54,863 137,124 -------------- $2,452,830 ========	$ 259,898 274,828 329,525 868,848 71,015 -------------- $1,804,114 373,832 51,212 78,918 (21,039) 55,088 116,753 -------------- $2,458,878 ========	$ 269,377 269,075 323,556 796,433 66,791 -------------- $1,725,232 396,270 70,296 56,158 (20,016) 53,940 115,711 -------------- $2,397,591 ========	$ 267,910 272,715 320,741 738,525 64,282 -------------- $1,664,173 401,702 64,144 48,016 (18,730) 54,168 114,005 -------------- $2,327,478 ========	$ 314,703 277,018 352,136 695,821 63,231 -------------- $1,702,909 455,082 45,907 41,890 (19,567) 58,016 120,079 -------------- $2,404,316 ========

  Demand deposits
  Money Market and NOW     accounts
  Savings deposits
  Certificates of deposit
  Certificates of deposit > $100K
  IRA certificates
  Brokered deposits

    Total deposits
  Borrowings
  Federal Home Loan advances
  Other liabilities
  Subordinated debentures
  Shareholders' equity

    Total liabilities and equity

	$ 193,450 407,928 207,270 549,192 180,431 75,099 95,186 -------------- $1,708,556 173,897 307,616 6,951 57,250 198,560 -------------- $2,452,830 ========	$ 213,351 406,255 213,859 554,804 202,961 75,920 95,276 -------------- $1,762,426 149,472 282,040 11,792 57,250 195,898 -------------- $2,458,878 ========	$ 222,114 404,849 206,379 565,780 210,278 76,123 60,346 -------------- $1,745,869 105,308 282,531 12,619 57,250 194,014 -------------- $2,397,591 ========	$ 197,306 410,505 218,059 551,398 208,797 74,738 60,960 -------------- $1,721,763 78,558 302,895 12,904 57,250 154,108 -------------- $2,327,478 ========	$ 215,529 408,261 228,397 570,915 202,086 82,600 60,244 -------------- $1,768,032 94,882 304,853 12,057 57,250 167,242 -------------- $2,404,316 ========

Shares outstanding	17,529,229	17,479,471	17,398,178	16,220,542	16,146,804